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                                                                EXHIBIT 10.68


                      Nomura Asset Capital Corporation
                          2 World Financial Center
                                 Building B
                          New York, New York  10281


                             As of June 26, 1997

Ambassador II, L.P.
c/o Ambassador Apartments, Inc.
77 West Wacker Drive
Suite 4040
Chicago, Illinois 60601


Gentlemen:

     Reference is made to that certain Note Agreement dated as of June 22, 1997 (the "Note Agreement") between Nomura Asset Capital Corporation (the "Lender") and Ambassador II, L.P. (the "Borrower"). Any capitalized term not defined herein shall have the meaning assigned to such term in the Note Agreement.

     The Lender and the Borrower hereby agree to amend the Note Agreement as follows:

     Section 1. Notwithstanding any terms, requirements or conditions contained in the Note Agreement to the contrary, the Lender shall make a Mortgage Loan in the principal amount of $20,703,000 to the Borrower on June 27, 1997 (the "June 27th Mortgage Loan"), provided that the Lender receives the following on or before June 27, 1997:

                (a) a facsimile counterpart of this letter agreement executed by the Borrower;

                (b) a facsimile copy of the executed deeds (the "Deeds") transferring to the Borrower fee title to the following properties (i) the Cedar Creek Property and (ii) Park Colony Apartments, Gwinett County, Georgia (collectively, the "June Additional Properties");

                (c) a facsimile copy of the executed letter of instructions to the Borrower's title company (the "Title Company"), irrevocably authorizing the Title Company to record the Deeds upon receipt of the proceeds from the June 27th Mortgage Loan, along with a copy of the Borrower's marked commitment for an owner's policy for each June Additional Property, signed by the Title Company and showing no mortgages or monetary liens on the June Additional Properties;

                (d) a nonrefundable structuring fee in an amount equal to $103,000; and





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                (e)  wire instructions for the Title Company.

Provided the Borrower satisfies its obligations in Section 2 (taking into account the grace periods set forth therein), to the extent the making of the June 27th Mortgage Loan results in a violation or breach of any express term, condition or requirement of the Note Agreement, such violation or breach shall not constitute a default or Event of Default under the Note Agreement. The Lender shall not be obligated to make any additional Mortgage Loans to the Borrower until such time as the Borrower has complied with its obligations under Section 2.

     Section 2. (a) The Borrower shall repay the June 27th Mortgage Loan and all interest accrued thereon through the date of prepayment (plus all amounts due under Section 5.04 of the Note Agreement other than interest), in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the Principal Office, not later than 2:00 p.m. New York time on July 2, 1997.

                (b) In the event the Borrower defaults in its obligation to repay the June 27th Mortgage Loan in accordance with Section 2(a), such default shall not constitute an Event of Default under the Note Agreement unless:

                    (i) the Borrower fails to repay in full on or before July 10, 1997 the June 27th Mortgage Loan, together with all interest accrued thereon through such date (and all amounts due under Section 5.04 of the Note Agreement other than interest); or

                    (ii) (A) the Borrower fails to deliver to the Lender on or before July 8, 1997 all Approval Documents for Additional Properties (including, but not limited to, the June Additional Properties), all in form and substance satisfactory to the Lender, (B) the Borrower fails to satisfy
(in the Lender's reasonable discretion) on or before July 10, 1997 all Additional Collateral Conditions relating to such Additional Properties, and
(iii) if, as of July 10, 1997, after giving effect to the Collateral Property (including the Additional Properties), the aggregate outstanding principal amount of the Mortgage Loans (including the June 27th Mortgage Loan) exceeds the Available Amount and the Borrower fails to prepay to the Lender on July 10, 1997 the amount of such excess, together with interest accrued thereon to such date (and all amounts payable in respect of such prepayment pursuant to Section 5.04 other than interest).

                (c) Provided no Event of Default has occurred and is continuing, all payments of principal made under this Section 2 shall be applied first, to repay in full the June 27th Mortgage Loan, and then, to repay any other outstanding Mortgage Loan, in full or in part. Provided no Event of Default


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has occurred and is continuing, all payments of principal made under this
Section 2 (whether applied to the June 27th Mortgage Loan or to any other Mortgage Loan, in full or in part) shall be made without the imposition of the 101% prepayment requirement set forth in Section 2.06(2) of the Note Agreement.

     Section 3. Except to the extent modified hereby, the Note Agreement, the Note and all other documents executed in connection therewith remain unchanged and in full force and effect.

     Section 4. This letter agreement may be executed in counterparts, including counterpart facsimile copies thereof, all of which when taken together shall constitute one and the same letter agreement. The Lender and the Borrower intend that a facsimile copy and signature shall have the same effect as an original.



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     IN WITNESS WHEREOF, the Lender and the Borrower have caused this letter agreement to be executed as of the 26th day of June, 1997.

                                    NOMURA ASSET CAPITAL CORPORATION

                                    By: _________________________
                                        John Burke
                                        Vice President


                                    AMBASSADOR II, L.P., a Delaware limited
                                    partnership

                                    By: Ambassador II, Inc., a Delaware
                                        corporation, its general partner


                                        By: _________________________
                                            Adam D. Peterson
                                            Executive Vice President


                     [Signatures continued on next page]




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     By their respective signatures below, the undersigned hereby ratify and affirm all of their respective obligations under the LP Guarantee Agreement, the GP Guarantee Agreement, the REIT Agreement and the Environmental Indemnity Agreement.

                                    AMBASSADOR II, L.P., a Delaware limited
                                    partnership

                                    By: Ambassador II, Inc., a Delaware
                                        corporation, its general partner


                                        By: _________________________
                                            Adam D. Peterson
                                            Executive Vice President


                                    AMBASSADOR APARTMENTS, L.P., a Delaware
                                    limited partnership

                                    By: Ambassador Apartments, Inc., a
                                        Maryland corporation, its general
                                        partner


                                    By: _________________________
                                        Adam D. Peterson
                                        Executive Vice President


                                    AMBASSADOR II, INC., a Delaware corporation


                                    By: _________________________
                                        Adam D. Peterson
                                        Executive Vice President


                                    AMBASSADOR APARTMENTS, INC., a Maryland
                                    corporation


                                    By: _________________________
                                        Adam D. Peterson
                                        Executive Vice President




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